Exhibit 10.18
FORM OF PROMISSORY NOTE
PROMISSORY NOTE SECURED BY DEED OF TRUST
(HOUSING RELOCATION LOAN — I.R.C. Section 1.7872-5-(T))

June 27, 2003	$1,200,000.00
Palo Alto, California
     1. FOR VALUE RECEIVED, the undersigned, Thomas B. King (“Borrower”), promises to pay to the order of Alexza Molecular Delivery Corporation, a Delaware corporation (“Lender”), at 1001 East Meadow Circle, Palo Alto, California 94303 (or at such other place as Lender may from time to time designate by written notice to Borrower), in lawful money of the United States, the principal sum of One Million Two Hundred Thousand Dollars ($1,200,000.00) (the “Principal”), without interest until a Maturity Event and thereafter together with interest thereon at the rate of one and forty-nine hundredths percent (1.49%) per annum.
     2. PAYMENT: The Principal and interest, if any, due pursuant to this Promissory Note Secured by Deed of Trust (this “Note”) shall be paid as follows:
          2.1 Upon the occurrence of a Maturity Event (as defined herein), Borrower shall pay to Lender all amounts due under this Note.
          2.2 Subject to the provisions of Section 4 herein, the principal amount of this Note shall be due and payable as follows:
               (a) In the event that Borrower voluntarily terminates his employment with Lender without “good reason,” the Principal shall be due and payable within thirty (30) days of such termination date. As used herein, “good reason” shall mean the occurrence of any of the following events without the Borrowers written consent:
                    (i) a substantial diminution in the nature, status or prestige of Borrower’s responsibilities, title or reporting level pursuant to the employment offer letter from Lender to Borrower dated May 25, 2003 (the “Offer Letter”), or the addition of responsibilities of a nature, status or prestige inconsistent with the office of Chief Executive Officer and President of a company such as Lender;
                    (ii) if and only if Borrower has relocated his home to the San Francisco Bay area, California, the relocation of Lender’s executive Offices or principal business location to a point more than fifty (50) miles from the Palo Alto,

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California area;
                    (iii) a material reduction by Lender of Borrower’s annual salary or annual bonus as initially set forth in the Offer Letter or as the same may be increased from time to time;
                    (iv) any action by Lender (including the elimination of benefit plans without providing substitutes thereof or the reduction of Borrower’s benefits thereunder) that would substantially diminish the aggregate value of Borrower’s fringe benefits as they exist at such time;
                    (v) a failure by Lender to obtain from any successor, before the succession takes place, an agreement to assume and perform all of the terms and conditions of the Offer Letter; or
                    (vi) a material breach of the Offer Letter by Lender.
               (b) In the event that Lender terminates Borrower’s employment with Lender other than for “cause,” the Principal shall be due and payable within thirty (30) days of such termination date, provided, however, that if Borrower executes a waiver of all claims against Lender in a form reasonably satisfactory to Lender, the Principal shall be due and payable on the date which is 12 months following the termination date. As used herein, “cause” shall mean the occurrence of any of the following events:
                    (i) Borrower’s repeated failure to use reasonable efforts to satisfactorily perform his employment duties after written notice, by the Board of Directors of Lender (the “Board”), of such deficiency and an opportunity to cure within a reasonable period;
                    (ii) Borrower has committed an act that is, in the opinion of the Board, intended to or does materially injure the business of Lender;
                    (iii) Borrower has refused or failed to follow lawful and reasonable directions of the Board, after written notice by the Board and a reasonable period thereafter to cure such performance;
                    (iv) Borrower has been convicted of a felony involving moral turpitude that is likely, in the opinion of the Board, to inflict or has inflicted material injury on the business of Lender:
                    (v) a determination by the Board that Borrower has engaged in conduct constituting sexual harassment of any current or former employee of Lender: or

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                    (vi) a determination by the Board that Borrower is, or has been, engaging or in any manner participating in any activity which is directly competitive with, or intentionally injurious to, Lender.
               (c) In the event that Lender offers its securities to the public, pursuant to a registration statement filed with the Securities and Exchange Commission, in an initial public offering (“IPO”), the Principal shall be due and payable on the earliest date of (i) three (3) years after the date upon which Lender’s securities are first sold to the public in the IPO, or (ii) such date as the Board, upon the advice of counsel, deems reasonably necessary to comply with “Applicable Law.” As used herein, “Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, including, but not limited to, the Sarbanes-Oxley Act of 2002, and the rules of any stock exchange or quotation system on which Lender’s securities are then listed or quoted, applicable to the taking or refraining from taking of any action under this Note.
               (d) In the event of a “Fundamental Corporate Transaction”, the Principal shall be due and payable on the date which is 12 months following the effective date of the fundamental corporate transaction. As used herein, a “Fundamental Corporate Transaction” shall mean:
                    (i) a merger or consolidation in which Lender is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of Lender in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of Lender or their relative stock holdings);
                    (ii) a merger in which Lender is the surviving corporation but after which the stockholders of Lender immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with Lender in such merger) cease to own their shares or other equity interest in Lender;
                    (iii) the sale of all or substantially all of the assets of Lender; or
                    (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of Lender by tender offer or similar transaction.
          2.3 Principal and interest shall be payable in lawful money of the United States. Interest shall be calculated on the basis of a 360-day year consisting of twelve (12) months, each of thirty (30) days, and shall compound annually. Each payment shall be applied first to accrued interest, then to any other amounts (other than principal) payable hereunder as designated by Lender, and then to reduce Principal.

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          2.4 All payments made hereunder shall be made by Borrower free and clear of, and without deduction for, any and all present and future taxes, levies, charges, deductions and withholdings. Borrower shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, performance and enforcement of this Note.
     3. SECURITY: This Note is secured by that certain Second Deed of Trust (the “Deed of Trust”) of even date herewith made by Borrower, as trustor, to Thomas B. King and Beth A. King, as trustee, for the benefit of Lender, as beneficiary, which shall be recorded in the Official Records of the County of San Mateo, State of California, encumbering certain real property commonly known as 91 James Avenue, Atherton, County of San Mateo, State of California (the “Property”), described with particularity in the Deed of Trust, which Borrower intends to occupy as his principal place of residence. The Deed of Trust provides, among other things, as follows:
“In the event the Property or any part thereof, or any interest therein is sold, conveyed or alienated by the Trustor, whether voluntarily or involuntarily, except as prohibited by law, all obligation secured by this instrument, irrespective of the maturity dates express therein, at the option of the holder hereof and without demand or notice, shall immediately become due and payable.”
     4. MATURITY EVENT: Upon the occurrence of a Maturity Event (as hereinafter defined), the entire unpaid Principal balance shall become immediately due and payable without further demand or notice to Borrower. To the extent permitted by law, any of the following events shall be a “Maturity Event” under this Note and the Deed of Trust:
          (a) Borrower shall fail to pay any amount of the Principal on this Note when due and shall fail to cure such non-payment within ten (10) days following written notice of such delinquency.
          (b) There shall occur a breach or default in the performance of any obligation of Borrower contained in this Note, the Deed of Trust, the Employee Loan Agreement executed concurrently herewith (the “Loan Documents”), or any other agreement now or hereafter entered into by Borrower, on the one hand, and the Lender, on the other hand, with respect to the Property.
          (c) There shall occur a breach or default in the performance of any obligation of Borrower in any other deed of trust or other security instrument (whether superior or subordinate in rights to the Deed of Trust) now or hereafter encumbering the Property.

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          (d) Borrower shall sell, convey, encumber, grant any lien upon, or otherwise alienate the Property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the Lender being first had and obtained.
          (e) Borrower (i) admits in writing his inability to pay debts, (ii) makes an assignment for the benefit of creditors, (iii) files a voluntary petition in bankruptcy, effect a plan or other arrangement with creditors, liquidate his assets under arrangement with creditors, or liquidate his assets under court supervision, (iv) has an involuntary petition in bankruptcy filed against him that is not discharged within sixty (60) days after such petition is filed, or (v) applies for or permit the appointment of a receiver or trustee or custodian for any of his property or assets which shall not have been discharged within sixty (60) days after the date of appointment.
          (f) The Principal shall have become due and payable, upon the happening of certain events, on such dates as are set forth in Section 2.2 herein.
          (g) Any representation or warranty of Borrower contained herein or in any certificate or agreement entered into between Borrower for the benefit of Lender in connection herewith shall prove to be false or misleading in any material respect.
          (h) The Deed of Trust is not recorded against the Property on or about the time of closing of the purchase by Borrower of the Property or at any time ceases to be a valid second priority lien on the Property.
          (i) Any lien or other monetary encumbrance is imposed against the Property; provided, however, that in the event that a lien or monetary encumbrance is imposed against the Property without the consent of Borrower, a Maturity Event shall not occur until the lien or other monetary encumbrance is imposed against the Property for a period of at least thirty (30) days.
          (j) One (1) year following the death of the Borrower.
          (k) Borrower defaults in his obligation to pay any sum or to perform any obligation, which is secured by a deed of trust, mortgage, lien, or other encumbrance on the Property (other than the Deed of Trust).
          (l) The occurrence of any event which causes the Loan and transactions contemplated under the Loan Documents to be prohibited under Applicable Law, including any prohibition of loans to officers of public companies under federal or state law.
     5. LATE CHARGE: There shall be no late charge apart from the acceleration of Principal and the accrual of interest.

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     6. BORROWER’S REPRESENTATIONS: Borrower hereby makes the following representations and warranties to the Lender and acknowledges that Lender is relying on such representations in making the loan:
          6.1 Borrower shall have good and marketable title to the Property free and clear of any security interests, liens or encumbrances other than the Deed of Trust in favor of Lender securing this Note, the first deed of trust in favor of the first priority lien holder and joint ownership of the property with Borrower’s spouse;
          6.2 Other than the consent of Borrower’s spouse and the holder of the first priority lien on the Property, the consent of no other person or entity is required to grant to Lender the security interest in the Property evidenced by the Deed of Trust;
          6.3 There are no actions, proceedings, claims, or disputes pending or, to the Borrower’s knowledge, threatened against or affecting Borrower or the Property.
     7. BORROWERS’ ADDITIONAL OBLIGATIONS: Borrower shall take any and all further actions that may from time to time be required to ensure that the Deed of Trust creates a valid second priority lien on the Property in favor of the Lender as security for the Note. Borrower shall not further encumber the Property or permit any lien to encumber the Property. Upon request by Lender, but not more frequently than once during any calendar year, Borrower shall furnish evidence reasonably satisfactory to the Lender that: (i) Borrower has good and marketable title to the Property; (ii) the consent of no other person or entity is required to grant a second priority security interest in the Property to the Lender; (iii) the Deed of Trust is a second priority security interest in the Property, and (iv) there are no other deeds of trust, mortgages or encumbrances against the Property. If it should be hereafter determined that there are defects against title or matters which could result in defects against title to the Property, or that the consent of another person or entity is required to grant to and perfect in the Lender a valid second-priority lien on the Property, Borrower shall promptly take all action necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property. Failure of the Deed of Trust to be a valid second lien against the Property shall be deemed a Maturity Event as aforesaid.
     8. NOTICE: This Note is subject to Section 2924(i) and 2966 of the California Civil Code which provides that the holder of this Note shall give written notice to Borrower or his successors-in-interest, of prescribed information (as set forth in said Civil Code Sections) at least ninety (90) days and not more than one hundred and fifty (150) days before any balloon payment is due.
     9. ATTORNEYS’ FEES: In the event of Borrower’s default hereunder, Borrower shall pay all costs of collection, including reasonable attorneys’ fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

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     10. WAIVER: The waiver by Lender of any breach of or default under any term, covenant or condition contained herein or in any other agreement referred to above shall not be deemed to be a waiver of any subsequent breach of or default under the same or any other such term, covenant or condition.
     11. NO USURY: Borrower hereby represents and warrants that at no time shall the proceeds of the indebtedness evidenced hereby be used “primarily for personal, family, or household purposes” as that term is defined and used in Article XV of the California Constitution (as amended from time to time). Anything in this Note to the contrary notwithstanding, it is expressly stipulated and agreed that the intent of Borrower and Lender are to comply at all times with all usury and other laws relating to this Note. If the laws of the State of California would now or hereafter render usurious, or are revised, repealed or judicially interpreted so as to render usurious, any amount called for under this Note, or contracted for, charged or received with respect to the loan evidenced by this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is Borrower’s and Lender’s express intent that all excess amounts theretofore collected by Lender be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to Borrower), and the provisions of this Note immediately be deemed reformed and the amounts therefor collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.
     12. PREPAYMENT: Borrower may prepay all or any portion of this Note at any time prior to the Maturity Date, with no premium or penalty.
     13. GENERAL PROVISIONS: This Note shall be governed by and construed in accordance with the laws of the State of California. The makers of this Note hereby waive presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consent that Lender may extend the time for payment or otherwise modify the terms of payment or any part of the whole of the debt evidenced by this Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person. Borrower hereby waives the defense of the statute of limitations in any action on this Note to the extent permitted by law. Time is of the essence of this Note, the Deed of Trust and any other document executed by Borrower in connection therewith. Liability hereunder shall be joint and several among Borrower and all other persons and entities now or hereafter liable for all or any part of the Loan.
     14. ACKNOWLEDGEMENT BY BORROWER: THIS NOTE, THE LOAN AGREEMENT, THE DEED OF TRUST, AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY

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INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF HIS OWN CHOICE; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE, THE LOAN AGREEMENT, THE DEED OF TRUST, AND ALL RELATED AGREEMENTS AND DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY OR ENTERED INTO IN CONNECTION WITH THIS NOTE.
IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year first above written.

/s/ Thomas B. King Thomas B. King

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LOAN EXTINGUISHMENT AGREEMENT
     THIS LOAN EXTINGUISHMENT AGREEMENT (the “Agreement”) is made and entered into as of December 21, 2005 by and between Thomas B. King (“King”) and Alexza Pharmaceuticals, Inc. (“Alexza”).
RECITALS
A.	King is indebted to Alexza in the principal amount of $1,200,000 as evidenced by a certain promissory note (the “Note”).

B.	Subject to the terms and conditions of the Modification Agreement dated as of January 20, 2005, the Note is to be repaid by King immediately before the filing of a Registration Statement by Alexza with the Securities and Exchange Commission (the “SEC”), and Alexza has the option to extinguish the Note and provide King additional funds to pay the related federal and tax withholding in return for cancellation of certain options to purchase the common stock of Alexza (“Options”).

C.	Subject to the terms and conditions of this Agreement, Alexza extinguishes the Note, and King agrees that a portion of his Options will have their exercise prices increased as set forth below.

THE PARTIES AGREE AS FOLLOWS:
1. Extinguishment of Note. Subject to the terms and conditions of this Agreement, Alexza hereby unconditionally extinguishes and cancels the Note and releases King from all obligations thereunder and further releases any security interest Alexza has in King’s residence at 91 James Avenue, Atherton, California. Alexza shall provide $868,965 in respect of the tax obligations resulting from such forgiveness, which shall be paid to King net of any required withholdings no later than January 15, 2006. King shall be responsible for paying all taxes resulting from the extinguishment of the Note and the payment made hereunder.
2. Modification of Option Exercise Price. King agrees that the exercise price of a number of his Options will be increased to a price equal to (a)

the price to public in Alexza’s initial public offering (“IPO”), (b) if Alexza is sold prior to consummation of an IPO (a “Sale”), the price per share paid to the holders of Alexza’s common stock in such transaction, or (c) if neither of the foregoing has occurred prior to June 30, 2006, the fair market value of Alexza’s common stock as determined by Alexza’s board of directors on such date (the price so determined being referred to as the “New Exercise Price”). The number of Options to be so repriced shall be determined by dividing $2,068,965 by the difference between the New Exercise Price and the current Option exercise price of $0.20. For example, if the price to public in the IPO is $1.80, the number of Options to be repriced would be $2,068,965/($1.80 - $0.20) = 1,293,103. Any remaining Options held by King would continue to have their current exercise price. If the number of Options to be repriced resulting from the application of the foregoing formula would exceed the number of Options then held by King, all of King’s Options would be repriced to the New Exercise Price and King would have no further obligations to Alexza hereunder. The vesting schedule and other terms of all Options would remain the same. King agrees to deposit with Alexza’s Secretary all option agreements evidencing the Options and he agrees that he may not exercise any such Options until the New Exercise Price has been established; provided, however, that in the event of a Sale the Company shall make arrangements to permit King to exercise his Options prior to or concurrently with the closing of any such transaction.
3. Arbitration. Any and all disputes arising from or related to this Agreement will be resolved by binding arbitration to be held in Santa Clara County, California pursuant to the rules and regulations of the American Arbitration Association.
4. Entire Agreement. This Agreement and the Modification Agreement together represent the entire agreement between the parties relating to the subject matter hereof and supersedes any and all prior and contemporaneous discussions, understandings, correspondence and agreements. The terms set forth in this Agreement supersede any contrary provisions contained in the Modification Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ALEXZA	PHARMACEUTICALS, INC.

By	/s/ A. J. Moretti	/s/ Thomas B. King

Thomas B. King

PROMISSORY NOTE SECURED BY DEED OF TRUST
(HOUSING RELOCATION LOAN — I.R.C. Section 1.7872-5-(T))

December 20, 2004	$500,000.00
Palo Alto, California
     1. FOR VALUE RECEIVED, the undersigned, James V. Cassella (“Borrower”), promises to pay to the order of Alexza Molecular Delivery Corporation, a Delaware corporation (“Lender”), at 1001 East Meadow Circle, Palo Alto, California 94303 (or at such other place as Lender may from time to time designate by written notice to Borrower), in lawful money of the United States, the principal sum of Five Hundred Thousand Dollars ($500,000.00) (the “Principal”), without interest until a Maturity Event and thereafter together with interest thereon at the rate of one and forty-nine hundredths percent (1.58%) per annum.
     2. PAYMENT: The Principal and interest, if any, due pursuant to this Promissory Note Secured by Deed of Trust (this “Note”) shall be paid as follows:
          2.1 Upon the occurrence of a Maturity Event (as defined herein), Borrower shall pay to Lender all amounts due under this Note.
          2.2 Subject to the provisions of Section 4 herein, the principal amount of this Note shall be due and payable as follows:
               (a) In the event that Borrower voluntarily terminates his employment with Lender without “good reason,” the Principal shall be due and payable within thirty (30) days of such termination date. As used herein, “good reason” shall mean the occurrence of any of the following events without the Borrowers written consent:
                    (i) a substantial diminution in the nature, status or prestige of Borrower’s responsibilities, title or reporting level pursuant to the employment offer letter from Lender to Borrower dated May 7, 2004 (the “Offer Letter”), or the addition of responsibilities of a nature, status or prestige inconsistent with the office of Chief Executive Officer and President of a company such as Lender;
                    (ii) if and only if Borrower has relocated his home to the San Francisco Bay area, California, the relocation of Lender’s executive offices or principal business location to a point more than fifty (50) miles from the Palo Alto, California area;

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                    (iii) a material reduction by Lender of Borrower’s annual salary or annual bonus as initially set forth in the Offer Letter or as the same may be increased from time to time;
                    (iv) any action by Lender (including the elimination of benefit plans without providing substitutes thereof or the reduction of Borrower’s benefits thereunder) that would substantially diminish the aggregate value of Borrower’s fringe benefits as they exist at such time;
                    (v) a failure by Lender to obtain from any successor, before the succession takes place, an agreement to assume and perform all of the terms and conditions of the Offer Letter; or
                    (vi) a material breach of the Offer Letter by Lender.
               (b) In the event that Lender terminates Borrower’s employment with Lender other than for “cause,” the Principal shall be due and payable within thirty (30) days of such termination date, provided, however, that if Borrower executes a waiver of all claims against Lender in a form reasonably satisfactory to Lender, the Principal shall be due and payable on the date which is 12 months following the termination date. As used herein, “cause” shall mean the occurrence of any of the following events:
                    (i) Borrower’s repeated failure to use reasonable efforts to satisfactorily perform his employment duties after written notice, by the Board of Directors of Lender (the “Board”), of such deficiency and an opportunity to cure within a reasonable period;
                    (ii) Borrower has committed an act that is, in the opinion of the Board, intended to or does materially injure the business of Lender;
                    (iii) Borrower has refused or failed to follow lawful and reasonable directions of the Board, after written notice by the Board and a reasonable period thereafter to cure such performance;
                    (iv) Borrower has been convicted of a felony involving moral turpitude that is likely, in the opinion of the Board, to inflict or has inflicted material injury on the business of Lender;
                    (v) a determination by the Board that Borrower has engaged in conduct constituting sexual harassment of any current or former employee of Lender; or
                    (vi) a determination by the Board that Borrower is, or has been, engaging or in any manner participating in any activity which is directly competitive with, or intentionally injurious to, Lender.

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               (c) In the event that Lender offers its securities to the public, pursuant to a registration statement filed with the Securities and Exchange Commission, in an initial public offering (“IPO”), the Principal shall be due and payable on the earliest date of (i) three (3) years after the date upon which Lender’s securities are first sold to the public in the IPO, or (ii) such date as the Board, upon the advice of counsel, deems reasonably necessary to comply with “Applicable Law.” As used herein, “Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, including, but not limited to, the Sarbanes-Oxley Act of 2002, and the rules of any stock exchange or quotation system on which Lender’s securities are then listed or quoted, applicable to the taking or refraining from taking of any action under this Note.
               If at the time of the IPO, Applicable Law does not permit Lender to have this Note outstanding, this Note shall become due and payable no later than one day before Lender files a Registration Statement on form S-1 under the Securities Act of 1933 in connection with the IPO. Lender shall give Borrower 30 days written notice of its planned IPO filing date, provided, however, that the Lender’s rights herein shall not be affected by failure to give such notice. Prior to the IPO filing date, Lender shall have the right (but not the obligation) to repurchase (via a cash payment to you) a portion of Borrower’s option having a Value (as defined below), determined on an after tax basis, of up to $500,000. such cash payment would be subject to applicable income and employment tax withholding. The Value would equal the difference between the then fair market value of one share of the Company’s Common Stock minus the per share exercise price of your option, multiplied by the number of option shares so surrendered. For example, if at the time Lender exercised this right, the fair market value of the Common Stock was $2.70 per option share, the option exercise price was $0.20 per share, and the combined federal and state effective tax rate was 42%, Lender would be entitled to exercise such right as to 344,828 shares. (Calculation: 344,828 shares x ($2.70-$0.20)/share = $862,070 x (1-.42) = $500,000). The vesting of Borrower’s option would be accelerated to the extent necessary to permit the repurchase amount elected by the company.
               (d) In the event of a “Fundamental Corporate Transaction”, the Principal shall be due and payable on the date which is 12 months following the effective date of the fundamental corporate transaction. As used herein, a “Fundamental Corporate Transaction” shall mean:
                    (i) a merger or consolidation in which Lender is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of Lender in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of Lender or their relative stock holdings);
                    (ii) a merger in which Lender is the surviving corporation but after which the stockholders of Lender immediately prior to such merger (other than

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any stockholder that merges, or which owns or controls another corporation that merges, with Lender in such merger) cease to own their shares or other equity interest in Lender;
                    (iii) the sale of all or substantially all of the assets of Lender; or
                    (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of Lender by tender offer or similar transaction.
          2.3 Principal and interest shall be payable in lawful money of the United States. Interest shall be calculated on the basis of a 360-day year consisting of twelve (12) months, each of thirty (30) days, and shall compound annually. Each payment shall be applied first to accrued interest, then to any other amounts (other than principal) payable hereunder as designated by Lender, and then to reduce Principal.
          2.4 All payments made hereunder shall be made by Borrower free and clear of, and without deduction for, any and all present and future taxes, levies, charges, deductions and withholdings. Borrower shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, performance and enforcement of this Note.
     3. SECURITY: This Note is secured by that certain Second Deed of Trust (the “Deed of Trust”) of even date herewith made by Borrower, as trustor, to James V. Cassella, as trustee, for the benefit of Lender, as beneficiary, which shall be recorded in the Official Records of the County of Santa Clara, State of California, encumbering certain real property commonly known as 521 Felicia Way, Los Altos, County of Santa Clara, State of California (the “Property”), described with particularity in the Deed of Trust, which Borrower intends to occupy as his principal place of residence. The Deed of Trust provides, among other things, as follows:
“In the event the Property or any part thereof, or any interest therein is sold, conveyed or alienated by the Trustor, whether voluntarily or involuntarily, except as prohibited by law, all obligation secured by this instrument, irrespective of the maturity dates express therein, at the option of the holder hereof and without demand or notice, shall immediately become due and payable.”
     4. MATURITY EVENT: Upon the occurrence of a Maturity Event (as hereinafter defined), the entire unpaid Principal balance shall become immediately due and payable without further demand or notice to Borrower. To the extent permitted by law, any of the following events shall be a “Maturity Event” under this Note and the Deed of Trust:

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          (a) Borrower shall fail to pay any amount of the Principal on this Note when due and shall fail to cure such non-payment within ten (10) days following written notice of such delinquency.
          (b) There shall occur a breach or default in the performance of any obligation of Borrower contained in this Note, the Deed of Trust, the Employee Loan Agreement executed concurrently herewith (the “Loan Documents”), or any other agreement now or hereafter entered into by Borrower, on the one hand, and the Lender, on the other hand, with respect to the Property.
          (c) There shall occur a breach or default in the performance of any obligation of Borrower in any other deed of trust or other security instrument (whether superior or subordinate in rights to the Deed of Trust) now or hereafter encumbering the Property.
          (d) Borrower shall sell, convey, encumber, grant any lien upon, or otherwise alienate the Property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the Lender being first had and obtained.
          (e) Borrower (i) admits in writing his inability to pay debts, (ii) makes an assignment for the benefit of creditors, (iii) files a voluntary petition in bankruptcy, effect a plan or other arrangement with creditors, liquidate his assets under arrangement with creditors, or liquidate his assets under court supervision, (iv) has an involuntary petition in bankruptcy filed against him that is not discharged within sixty (60) days after such petition is filed, or (v) applies for or permit the appointment of a receiver or trustee or custodian for any of his property or assets which shall not have been discharged within sixty (60) days after the date of appointment.
          (f) The Principal shall have become due and payable, upon the happening of certain events, on such dates as are set forth in Section 2.2 herein.
          (g) Any representation or warranty of Borrower contained herein or in any certificate or agreement entered into between Borrower for the benefit of Lender in connection herewith shall prove to be false or misleading in any material respect.
          (h) The Deed of Trust is not recorded against the Property at the closing of the purchase by Borrower of the Property or at any time ceases to be a valid second priority lien on the Property.
          (i) Any lien or other monetary encumbrance is imposed against the Property; provided, however, that in the event that a lien or monetary encumbrance is imposed against the Property without the consent of Borrower, a Maturity Event shall not

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occur until the lien or other monetary encumbrance is imposed against the Property for a period of at least thirty (30) days.
          (j) One (1) year following the death of the Borrower.
          (k) Borrower defaults in his obligation to pay any sum or to perform any obligation, which is secured by a deed of trust, mortgage, lien, or other encumbrance on the Property (other than the Deed of Trust).
          (l) The occurrence of any event which causes the Loan and transactions contemplated under the Loan Documents to be prohibited under Applicable Law, including any prohibition of loans to officers of public companies under federal or state law.
     5. LATE CHARGE: There shall be no late charge apart from the acceleration of Principal and the accrual of interest.
     6. BORROWER’S REPRESENTATIONS: Borrower hereby makes the following representations and warranties to the Lender and acknowledges that Lender is relying on such representations in making the loan:
          6.1 Borrower shall have good and marketable title to the Property free and clear of any security interests, liens or encumbrances other than the Deed of Trust in favor of Lender securing this Note, the first priority lien on the Property and the community property interest of Borrower’s spouse.
          6.2 Other than the consent of Borrower’s spouse and the holder of the first priority lien on the property no other consent is required to grant to Lender the security interest in the Property evidenced by the Deed of Trust;
          6.3 There are no actions, proceedings, claims, or disputes pending or, to the Borrower’s knowledge, threatened against or affecting Borrower or the Property.
     7. BORROWERS’ ADDITIONAL OBLIGATIONS: Borrower shall take any and all further actions that may from time to time be required to ensure that the Deed of Trust creates a valid second priority lien on the Property in favor of the Lender as security for the Note. Borrower shall not further encumber the Property or permit any lien to encumber the Property. Upon request by Lender, but not more frequently than once during any calendar year, Borrower shall furnish evidence reasonably satisfactory to the Lender that: (i) Borrower has good and marketable title to the Property; (ii) the consent of no other person or entity is required to grant a second priority security interest in the Property to the Lender; (iii) the Deed of Trust is a second priority security interest in the Property, and (iv) there are no other deeds of trust, mortgages or encumbrances against the Property. If it should be hereafter determined that there are defects against title or matters which could result in defects against title to the Property, or that the consent of

A-6

another person or entity is required to grant to and perfect in the Lender a valid second-priority lien on the Property, Borrower shall promptly take all action necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property. Failure of the Deed of Trust to be a valid second lien against the Property shall be deemed a Maturity Event as aforesaid.
     8. NOTICE: This Note is subject to Section 2924(i) and 2966 of the California Civil Code which provides that the holder of this Note shall give written notice to Borrower or his successors-in-interest, of prescribed information (as set forth in said Civil Code Sections) at least ninety (90) days and not more than one hundred and fifty (150) days before any balloon payment is due.
     9. ATTORNEYS’ FEES: In the event of Borrower’s default hereunder, Borrower shall pay all costs of collection, including reasonable attorneys’ fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.
     10. WAIVER: The waiver by Lender of any breach of or default under any term, covenant or condition contained herein or in any other agreement referred to above shall not be deemed to be a waiver of any subsequent breach of or default under the same or any other such term, covenant or condition.
     11. NO USURY: Borrower hereby represents and warrants that at no time shall the proceeds of the indebtedness evidenced hereby be used “primarily for personal, family, or household purposes” as that term is defined and used in Article XV of the California Constitution (as amended from time to time). Anything in this Note to the contrary notwithstanding, it is expressly stipulated and agreed that the intent of Borrower and Lender are to comply at all times with all usury and other laws relating to this Note. If the laws of the State of California would now or hereafter render usurious, or are revised, repealed or judicially interpreted so as to render usurious, any amount called for under this Note, or contracted for, charged or received with respect to the loan evidenced by this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is Borrower’s and Lender’s express intent that all excess amounts theretofore collected by Lender be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to Borrower), and the provisions of this Note immediately be deemed reformed and the amounts therefor collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.
     12. PREPAYMENT: Borrower may prepay all or any portion of this Note at any time prior to the Maturity Date, with no premium or penalty.
     13. GENERAL PROVISIONS: This Note shall be governed by and construed in accordance with the laws of the State of California. The makers of this Note hereby

A-7

waive presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consent that Lender may extend the time for payment or otherwise modify the terms of payment or any part of the whole of the debt evidenced by this Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person. Borrower hereby waives the defense of the statute of limitations in any action on this Note to the extent permitted by law. Time is of the essence of this Note, the Deed of Trust and any other document executed by Borrower in connection therewith. Liability hereunder shall be joint and several among Borrower and all other persons and entities now or hereafter liable for all or any part of the Loan.
     14. ACKNOWLEDGEMENT BY BORROWER: THIS NOTE, THE LOAN AGREEMENT, THE DEED OF TRUST, AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF HIS OWN CHOICE; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE, THE LOAN AGREEMENT, THE DEED OF TRUST, AND ALL RELATED AGREEMENTS AND DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY OR ENTERED INTO IN CONNECTION WITH THIS NOTE.
IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year first above written.

/s/ James V. Cassella James V. Cassella

A-8

LOAN EXTINGUISHMENT AGREEMENT
     THIS LOAN EXTINGUISHMENT AGREEMENT (the “Agreement”) is made and entered into as of December 21, 2005 by and between James V. Cassella (“Cassella”) and Alexza Pharmaceuticals, Inc. (“Alexza”).
RECITALS
A.	Cassella is indebted to Alexza in the principal amount of $500,000 as evidenced by a certain promissory note (the “Note”).

B.	Subject to the terms and conditions of the Loan Agreement dated as of January 20, 2005, the Note is to be repaid by Cassella immediately before the filing of a Registration Statement by Alexza with the Securities and Exchange Commission (the “SEC”), and Alexza has the option to extinguish the Note and provide Cassella additional funds to pay the related federal and tax withholding in return for cancellation of certain options to purchase the common stock of Alexza (“Options”).

C.	Subject to the terms and conditions of this Agreement, Alexza extinguishes the Note and Cassella agrees that a portion of his Options will have their exercise prices increased as set forth below.

THE PARTIES AGREE AS FOLLOWS:
1. Extinguishment of Note. Subject to the terms and conditions of this Agreement, Alexza hereby unconditionally extinguishes and cancels the Note and releases Cassella from all obligations thereunder and further releases any security interest Alexza has in Cassella’s residence at 521 San Felicia Way, Los Altos, California. Alexza shall provide $362,069 in respect of the tax obligations resulting from such forgiveness, which shall be paid to Cassella net of any required withholdings no later than January 15, 2006. Cassella shall be responsible for paying all taxes resulting from the forgiveness of the Note and the payment made hereunder.
2. Modification of Option Exercise Price. Cassella agrees that the exercise price of a number of his Options will be increased to a price equal to (a) the price to public in Alexza’s initial public offering (“IPO”), (b) if Alexza is sold prior to consummation of an IPO (a “Sale”), the price per share paid to the holders of Alexza’s common stock in such transaction, or (c) if neither of the foregoing has occurred prior to June 30, 2006, the fair market value of Alexza’s common stock as determined by Alexza’s board of directors on such date (the price so determined being referred to as the “New Exercise Price”). The number of Options to be so repriced shall be determined by dividing $862,069 by the difference between the New Exercise Price and the current Option exercise price of $0.20. For example, if the price to public in the IPO is $1.80, the number of Options to be repriced would be $862,069 /($1.80 - $0.20) = 538,793. Any remaining Options held by Cassella would continue to have their current exercise price. If the number of Options to be repriced resulting from the application of the foregoing formula would exceed the number of Options then held by Cassella, all of the Options would be repriced to the New Exercise Price, and Cassella would have no further obligations to Alexza hereunder. The vesting schedule and other terms of all Options would remain the same. Cassella agrees to deposit with Alexza’s Secretary all option agreements evidencing the Options and he agrees that he may not exercise any such Options until the New Exercise Price has been established; provided, however, that in the event of a Sale the Company shall make arrangements to permit Cassella to exercise his Options prior to or concurrently with the closing of any such transaction.
3. Arbitration. Any and all disputes arising from or related to this Agreement will be resolved by binding arbitration to be held in Santa Clara County, California pursuant to the rules and regulations of the American Arbitration Association.
4. Entire Agreement. This Agreement and the Loan Agreement together represent the entire agreement between the parties relating to the subject matter hereof and supersedes any and all prior and contemporaneous discussions, understandings, correspondence and agreements. The terms set forth in this Agreement supersede any contrary provisions contained in the Loan Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ALEXZA PHARMACEUTICALS, INC.

By	/s/ A. J. Moretti	/s/ James V. Cassella

James V. Cassella

FORM OF PROMISSORY NOTE
PROMISSORY NOTE SECURED BY DEED OF TRUST
(HOUSING RELOCATION LOAN — I.R.C. Section 1.7872-5-(T))

April 8, 2004	$500,000.00
Palo Alto, California
     1. FOR VALUE RECEIVED, the undersigned, Jeffrey S. Williams (“Borrower”), promises to pay to the order of Alexza Molecular Delivery Corporation, a Delaware corporation (“Lender”), at 1001 East Meadow Circle, Palo Alto, California 94303 (or at such other place as Lender may from time to time designate by written notice to Borrower), in lawful money of the United States, the principal sum of Five Hundred Thousand Dollars ($500,000.00) (the “Principal”), without interest until a Maturity Event and thereafter together with interest thereon at the rate of one and forty-nine hundredths percent (1.58%) per annum.
     2. PAYMENT: The Principal and interest, if any, due pursuant to this Promissory Note Secured by Deed of Trust (this “Note”) shall be paid as follows:
          2.1 Upon the occurrence of a Maturity Event (as defined herein), Borrower shall pay to Lender all amounts due under this Note.
          2.2 Subject to the provisions of Section 4 herein, the principal amount of this Note shall be due and payable as follows:
               (a) In the event that Borrower voluntarily terminates his employment with Lender without “good reason,” the Principal shall be due and payable within thirty (30) days of such termination date. As used herein, “good reason” shall mean the occurrence of any of the following events without the Borrowers written consent:
                    (i) a substantial diminution in the nature, status or prestige of Borrower’s responsibilities, title or reporting level pursuant to the employment offer letter from Lender to Borrower dated February 24, 2004 (the “Offer Letter”), or the addition of responsibilities of a nature, status or prestige inconsistent with the office of Chief Executive Officer and President of a company such as Lender;
                    (ii) if and only if Borrower has relocated his home to the San Francisco Bay area, California, the relocation of Lender’s executive offices or principal business location to a point more than fifty (50) miles from the Palo Alto, California area;
                    (iii) a material reduction by Lender of Borrower’s annual salary or annual bonus as initially set forth in the Offer Letter or as the same may be increased from time to time;
                    (iv) any action by Lender (including the elimination of benefit plans without providing substitutes thereof or the reduction of Borrower’s benefits thereunder) that would substantially diminish the aggregate value of Borrower’s fringe benefits as they exist at such time;
                    (v) a failure by Lender to obtain from any successor, before the succession takes place, an agreement to assume and perform all of the terms and conditions of the Offer Letter; or
                    (vi) a material breach of the Offer Letter by Lender.
               (b) In the event that Lender terminates Borrower’s employment with Lender other than for “cause,” the Principal shall be due and payable within thirty (30) days of such termination date, provided, however, that if Borrower executes a waiver of all claims against Lender in a form reasonably satisfactory to Lender, the Principal shall be due and payable on the date which is 12 months following the termination date. As used herein, “cause” shall mean the occurrence of any of the following events:
                    (i) Borrower’s repeated failure to use reasonable efforts to satisfactorily perform his employment duties after written notice, by the Board of Directors of Lender (the “Board”), of such deficiency and an opportunity to cure within a reasonable period;
                    (ii) Borrower has committed an act that is, in the opinion of the Board, intended to or does materially injure the business of Lender;
                    (iii) Borrower has refused or failed to follow lawful and reasonable directions of the Board, after written notice by the Board and a reasonable period thereafter to cure such performance;
                    (iv) Borrower has been convicted of a felony involving moral turpitude that is likely, in the opinion of the Board, to inflict or has inflicted material injury on the business of Lender;
                    (v) a determination by the Board that Borrower has engaged in conduct constituting sexual harassment of any current or former employee of Lender; or

                    (vi) a determination by the Board that Borrower is, or has been, engaging or in any manner participating in any activity which is directly competitive with, or intentionally injurious to, Lender.
               (c) In the event that Lender offers its securities to the public, pursuant to a registration statement filed with the Securities and Exchange Commission, in an initial public offering (“IPO”), the Principal shall be due and payable on the earliest date of (i) three (3) years after the date upon which Lender’s securities are first sold to the public in the IPO, or (ii) such date as the Board, upon the advice of counsel, deems reasonably necessary to comply with “Applicable Law.” As used herein, “Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, including, but not limited to, the Sarbanes-Oxley Act of 2002, and the rules of any stock exchange or quotation system on which Lender’s securities are then listed or quoted, applicable to the taking or refraining from taking of any action under this Note.
               (d) In the event of a “Fundamental Corporate Transaction”, the Principal shall be due and payable on the date which is 12 months following the effective date of the fundamental corporate transaction. As used herein, a “Fundamental Corporate Transaction” shall mean:
                    (i) a merger or consolidation in which Lender is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of Lender in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of Lender or their relative stock holdings);
                    (ii) a merger in which Lender is the surviving corporation but after which the stockholders of Lender immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with Lender in such merger) cease to own their shares or other equity interest in Lender;
                    (iii) the sale of all or substantially all of the assets of Lender; or
                    (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of Lender by tender offer or similar transaction.
          2.3 Principal and interest shall be payable in lawful money of the United States. Interest shall be calculated on the basis of a 360-day year consisting of twelve (12) months, each of thirty (30) days, and shall compound annually. Each payment shall be applied first to accrued interest, then to any other amounts (other than principal) payable hereunder as designated by Lender, and then to reduce Principal.

          2.4 All payments made hereunder shall be made by Borrower free and clear of, and without deduction for, any and all present and future taxes, levies, charges, deductions and withholdings. Borrower shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, performance and enforcement of this Note.
     3. SECURITY: This Note is secured by that certain Second Deed of Trust (the “Deed of Trust”) of even date herewith made by Borrower, as trustor, to Jeffrey S. Williams, as trustee, for the benefit of Lender, as beneficiary, which shall be recorded in the Official Records of the County of Alameda, State of California, encumbering certain real property commonly known as 1382 Via di Salerno, Pleasanton, County of Alameda, State of California (the “Property”), described with particularity in the Deed of Trust, which Borrower intends to occupy as his principal place of residence. The Deed of Trust provides, among other things, as follows:
“In the event the Property or any part thereof, or any interest therein is sold, conveyed or alienated by the Trustor, whether voluntarily or involuntarily, except as prohibited by law, all obligation secured by this instrument, irrespective of the maturity dates express therein, at the option of the holder hereof and without demand or notice, shall immediately become due and payable.”
     4. MATURITY EVENT: Upon the occurrence of a Maturity Event (as hereinafter defined), the entire unpaid Principal balance shall become immediately due and payable without further demand or notice to Borrower. To the extent permitted by law, any of the following events shall be a “Maturity Event” under this Note and the Deed of Trust:
          (a) Borrower shall fail to pay any amount of the Principal on this Note when due and shall fail to cure such non-payment within ten (10) days following written notice of such delinquency.
          (b) There shall occur a breach or default in the performance of any obligation of Borrower contained in this Note, the Deed of Trust, the Employee Loan Agreement executed concurrently herewith (the “Loan Documents”), or any other agreement now or hereafter entered into by Borrower, on the one hand, and the Lender, on the other hand, with respect to the Property.
          (c) There shall occur a breach or default in the performance of any obligation of Borrower in any other deed of trust or other security instrument (whether superior or subordinate in rights to the Deed of Trust) now or hereafter encumbering the Property.

          (d) Borrower shall sell, convey, encumber, grant any lien upon, or otherwise alienate the Property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the Lender being first had and obtained.
          (e) Borrower (i) admits in writing his inability to pay debts, (ii) makes an assignment for the benefit of creditors, (iii) files a voluntary petition in bankruptcy, effect a plan or other arrangement with creditors, liquidate his assets under arrangement with creditors, or liquidate his assets under court supervision, (iv) has an involuntary petition in bankruptcy filed against him that is not discharged within sixty (60) days after such petition is filed, or (v) applies for or permit the appointment of a receiver or trustee or custodian for any of his property or assets which shall not have been discharged within sixty (60) days after the date of appointment.
          (f) The Principal shall have become due and payable, upon the happening of certain events, on such dates as are set forth in Section 2.2 herein.
          (g) Any representation or warranty of Borrower contained herein or in any certificate or agreement entered into between Borrower for the benefit of Lender in connection herewith shall prove to be false or misleading in any material respect.
          (h) The Deed of Trust is not recorded against the Property at the closing of the purchase by Borrower of the Property or at any time ceases to be a valid second priority lien on the Property.
          (i) Any lien or other monetary encumbrance is imposed against the Property; provided, however, that in the event that a lien or monetary encumbrance is imposed against the Property without the consent of Borrower, a Maturity Event shall not occur until the lien or other monetary encumbrance is imposed against the Property for a period of at least thirty (30) days.
          (j) One (1) year following the death of the Borrower.
          (k) Borrower defaults in his obligation to pay any sum or to perform any obligation, which is secured by a deed of trust, mortgage, lien, or other encumbrance on the Property (other than the Deed of Trust).
          (l) The occurrence of any event which causes the Loan and transactions contemplated under the Loan Documents to be prohibited under Applicable Law, including any prohibition of loans to officers of public companies under federal or state law.
     5. LATE CHARGE: There shall be no late charge apart from the acceleration of Principal and the accrual of interest.

     6. BORROWER’S REPRESENTATIONS: Borrower hereby makes the following representations and warranties to the Lender and acknowledges that Lender is relying on such representations in making the loan:
          6.1 Borrower shall have good and marketable title to the Property free and clear of any security interests, liens or encumbrances other than the Deed of Trust in favor of Lender securing this Note, the first deed of trust in favor of the first priority lien holder and joint ownership of the property with Borrower’s spouse;
          6.2 Other than the consent of Borrower’s spouse and the holder of the first priority lien on the Property, the consent of no other person or entity is required to grant to Lender the security interest in the Property evidenced by the Deed of Trust;
          6.3 There are no actions, proceedings, claims, or disputes pending or, to the Borrower’s knowledge, threatened against or affecting Borrower or the Property.
     7. BORROWERS’ ADDITIONAL OBLIGATIONS: Borrower shall take any and all further actions that may from time to time be required to ensure that the Deed of Trust creates a valid second priority lien on the Property in favor of the Lender as security for the Note. Borrower shall not further encumber the Property or permit any lien to encumber the Property. Upon request by Lender, but not more frequently than once during any calendar year, Borrower shall furnish evidence reasonably satisfactory to the Lender that: (i) Borrower has good and marketable title to the Property; (ii) the consent of no other person or entity is required to grant a second priority security interest in the Property to the Lender; (iii) the Deed of Trust is a second priority security interest in the Property, and (iv) there are no other deeds of trust, mortgages or encumbrances against the Property. If it should be hereafter determined that there are defects against title or matters which could result in defects against title to the Property, or that the consent of another person or entity is required to grant to and perfect in the Lender a valid second-priority lien on the Property, Borrower shall promptly take all action necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property. Failure of the Deed of Trust to be a valid second lien against the Property shall be deemed a Maturity Event as aforesaid.
     8. NOTICE: This Note is subject to Section 2924(i) and 2966 of the California Civil Code which provides that the holder of this Note shall give written notice to Borrower or his successors-in-interest, of prescribed information (as set forth in said Civil Code Sections) at least ninety (90) days and not more than one hundred and fifty (150) days before any balloon payment is due.
     9. ATTORNEYS’ FEES: In the event of Borrower’s default hereunder, Borrower shall pay all costs of collection, including reasonable attorneys’ fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

     10. WAIVER: The waiver by Lender of any breach of or default under any term, covenant or condition contained herein or in any other agreement referred to above shall not be deemed to be a waiver of any subsequent breach of or default under the same or any other such term, covenant or condition.
     11. NO USURY: Borrower hereby represents and warrants that at no time shall the proceeds of the indebtedness evidenced hereby be used “primarily for personal, family, or household purposes” as that term is defined and used in Article XV of the California Constitution (as amended from time to time). Anything in this Note to the contrary notwithstanding, it is expressly stipulated and agreed that the intent of Borrower and Lender are to comply at all times with all usury and other laws relating to this Note. If the laws of the State of California would now or hereafter render usurious, or are revised, repealed or judicially interpreted so as to render usurious, any amount called for under this Note, or contracted for, charged or received with respect to the loan evidenced by this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is Borrower’s and Lender’s express intent that all excess amounts theretofore collected by Lender be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to Borrower), and the provisions of this Note immediately be deemed reformed and the amounts therefor collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.
     12. PREPAYMENT: Borrower may prepay all or any portion of this Note at any time prior to the Maturity Date, with no premium or penalty.
     13. GENERAL PROVISIONS: This Note shall be governed by and construed in accordance with the laws of the State of California. The makers of this Note hereby waive presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consent that Lender may extend the time for payment or otherwise modify the terms of payment or any part of the whole of the debt evidenced by this Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person. Borrower hereby waives the defense of the statute of limitations in any action on this Note to the extent permitted by law. Time is of the essence of this Note, the Deed of Trust and any other document executed by Borrower in connection therewith. Liability hereunder shall be joint and several among Borrower and all other persons and entities now or hereafter liable for all or any part of the Loan.
     14. ACKNOWLEDGEMENT BY BORROWER: THIS NOTE, THE LOAN AGREEMENT, THE DEED OF TRUST, AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY

INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF HIS OWN CHOICE; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE, THE LOAN AGREEMENT, THE DEED OF TRUST, AND ALL RELATED AGREEMENTS AND DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY OR ENTERED INTO IN CONNECTION WITH THIS NOTE.
IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year first above written.

/s/ Jeffrey S. Williams Jeffrey S. Williams

PROMISSORY NOTE SECURED BY DEED OF TRUST
(HOUSING RELOCATION LOAN — I.R.C. Section 1.7872-5-(T))

April 19, 2005	$100,000.00
Palo Alto, California
     1. FOR VALUE RECEIVED, the undersigned, Jeffrey S. Williams (“Borrower”), promises to pay to the order of Alexza Molecular Delivery Corporation, a Delaware corporation (“Lender”), at 1001 East Meadow Circle, Palo Alto, California 94303 (or at such other place as Lender may from time to time designate by written notice to Borrower), in lawful money of the United States, the principal sum of One Hundred Thousand Dollars ($100,000.00) (the “Principal”), without interest until a Maturity Event and thereafter together with interest thereon at the rate of one and forty-nine hundredths percent (1.59%) per annum.
     2. PAYMENT: The Principal and interest, if any, due pursuant to this Promissory Note Secured by Deed of Trust (this “Note”) shall be paid as follows:
     2.1 Upon the occurrence of a Maturity Event (as defined herein), Borrower shall pay to Lender all amounts due under this Note.
     2.2 Subject to the provisions of Section 4 herein, the principal amount of this Note shall be due and payable as follows:
               (a) In the event that Borrower voluntarily terminates his employment with Lender without “good reason,” the Principal shall be due and payable within thirty (30) days of such termination date. As used herein, “good reason” shall mean the occurrence of any of the following events without the Borrowers written consent:
                    (i) a substantial diminution in the nature, status or prestige of Borrower’s responsibilities, title or reporting level pursuant to the employment offer letter from Lender to Borrower dated February 24, 2004 (the “Offer Letter”), or the addition of responsibilities of a nature, status or prestige inconsistent with the office of Senior Vice President of a company such as Lender;
                    (ii) the relocation of Lender’s executive offices or principal business location to a point more than fifty (50) miles from the Palo Alto, California area;

                    (iii) a material reduction by Lender of Borrower’s annual salary or annual bonus as initially set forth in the Offer Letter or as the same may be increased from time to time;
                    (iv) any action by Lender (including the elimination of benefit plans without providing substitutes thereof or the reduction of Borrower’s benefits thereunder) that would substantially diminish the aggregate value of Borrower’s fringe benefits as they exist at such time;
                    (v) a failure by Lender to obtain from any successor, before the succession takes place, an agreement to assume and perform all of the terms and conditions of the Offer Letter; or
                    (vi) a material breach of the Offer Letter by Lender.
               (b) In the event that Lender terminates Borrower’s employment with Lender other than for “cause,” the Principal shall be due and payable within thirty (30) days of such termination date, provided, however, that if Borrower executes a waiver of all claims against Lender in a form reasonably satisfactory to Lender, the Principal shall be due and payable on the date which is 12 months following the termination date. As used herein, “cause” shall mean the occurrence of any of the following events:
                    (i) Borrower’s repeated failure to use reasonable efforts to satisfactorily perform his employment duties after written notice, by the Board of Directors of Lender (the “Board”), of such deficiency and an opportunity to cure within a reasonable period;
                    (ii) Borrower has committed an act that is, in the opinion of the Board, intended to or does materially injure the business of Lender;
                    (iii) Borrower has refused or failed to follow lawful and reasonable directions of the Board, after written notice by the Board and a reasonable period thereafter to cure such performance;
                    (iv) Borrower has been convicted of a felony involving moral turpitude that is likely, in the opinion of the Board, to inflict or has inflicted material injury on the business of Lender;
                    (v) a determination by the Board that Borrower has engaged in conduct constituting sexual harassment of any current or former employee of Lender; or
                    (vi) a determination by the Board that Borrower is, or has been, engaging or in any manner participating in any activity which is directly competitive with, or intentionally injurious to, Lender.

               (c) In the event that Lender offers its securities to the public, pursuant to a registration statement filed with the Securities and Exchange Commission, in an initial public offering (“IPO”), the Principal shall be due and payable on such date as the Board, upon the advice of counsel, deems reasonably necessary to comply with “Applicable Law.” As used herein, “Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, including, but not limited to, the Sarbanes-Oxley Act of 2002, and the rules of any stock exchange or quotation system on which Lender’s securities are then listed or quoted, applicable to the taking or refraining from taking of any action under this Note.
               (d) In the event of a “Fundamental Corporate Transaction”, the Principal shall be due and payable on the date which is 12 months following the effective date of the fundamental corporate transaction. As used herein, a “Fundamental Corporate Transaction” shall mean:
                    (i) a merger or consolidation in which Lender is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of Lender in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of Lender or their relative stock holdings);
                    (ii) a merger in which Lender is the surviving corporation but after which the stockholders of Lender immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with Lender in such merger) cease to own their shares or other equity interest in Lender;
                    (iii) the sale of all or substantially all of the assets of Lender; or
                    (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of Lender by tender offer or similar transaction.
     2.3 Principal and interest shall be payable in lawful money of the United States. Interest shall be calculated on the basis of a 360-day year consisting of twelve (12) months, each of thirty (30) days, and shall compound annually. Each payment shall be applied first to accrued interest, then to any other amounts (other than principal) payable hereunder as designated by Lender, and then to reduce Principal.
     2.4 All payments made hereunder shall be made by Borrower free and clear of, and without deduction for, any and all present and future taxes, levies, charges, deductions and withholdings. Borrower shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, performance and enforcement of this Note.

     3. SECURITY: This Note is secured by that certain Second Deed of Trust (the “Deed of Trust”) of even date herewith made by Borrower, as trustor, to Jeffrey S. Williams, as trustee, for the benefit of Lender, as beneficiary, which shall be recorded in the Official Records of the County of Alameda, State of California, encumbering certain real property commonly known as 1382 Via di Salerno, Pleasanton, County of Alameda, State of California (the “Property”), described with particularity in the Deed of Trust, which Borrower intends to occupy as his principal place of residence. The Deed of Trust provides, among other things, as follows:
“In the event the Property or any part thereof, or any interest therein is sold, conveyed or alienated by the Trustor, whether voluntarily or involuntarily, except as prohibited by law, all obligation secured by this instrument, irrespective of the maturity dates express therein, at the option of the holder hereof and without demand or notice, shall immediately become due and payable.”
     4. MATURITY EVENT: Upon the occurrence of a Maturity Event (as hereinafter defined), the entire unpaid Principal balance shall become immediately due and payable without further demand or notice to Borrower. To the extent permitted by law, any of the following events shall be a “Maturity Event” under this Note and the Deed of Trust:
     (a) Borrower shall fail to pay any amount of the Principal on this Note when due and shall fail to cure such non-payment within ten (10) days following written notice of such delinquency.
     (b) There shall occur a breach or default in the performance of any obligation of Borrower contained in this Note, the Deed of Trust, the Employee Loan Agreement executed concurrently herewith (the “Loan Documents”), or any other agreement now or hereafter entered into by Borrower, on the one hand, and the Lender, on the other hand, with respect to the Property.
     (c) There shall occur a breach or default in the performance of any obligation of Borrower in any other deed of trust or other security instrument (whether superior or subordinate in rights to the Deed of Trust) now or hereafter encumbering the Property.
     (d) Borrower shall sell, convey, encumber, grant any lien upon; or otherwise alienate the Property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the Lender being first had and obtained.
     (e) Borrower (i) admits in writing his inability to pay debts, (ii) makes an assignment for the benefit of creditors, (iii) files a voluntary petition in bankruptcy, effect a plan or other arrangement with creditors, liquidate his assets under arrangement with creditors, or liquidate his assets under court supervision, (iv) has an involuntary petition in bankruptcy filed against him that is not discharged within sixty (60) days after such petition is filed, or (v) applies for or permit the appointment of a receiver or trustee or custodian for any of his property or assets which shall not have been discharged within sixty (60) days after the date of appointment.
          (f) The Principal shall have become due and payable, upon the happening of certain events, on such dates as are set forth in Section 2.2 herein.
     (g) Any representation or warranty of Borrower contained herein or in any certificate or agreement entered into between Borrower for the benefit of Lender in connection herewith shall prove to be false or misleading in any material respect.
     (h) The Deed of Trust is not recorded against the Property at the closing of the purchase by Borrower of the Property or at any time ceases to be a valid second priority lien on the Property.
     (i) Any lien or other monetary encumbrance is imposed against the Property; provided, however, that in the event that a lien or monetary encumbrance is imposed against the Property without the consent of Borrower, a Maturity Event shall not occur until the lien or other monetary encumbrance is imposed against the Property for a period of at least thirty (30) days.
     (j) One (1) year following the death of the Borrower.
     (k) Borrower defaults in his obligation to pay any sum or to perform any obligation, which is secured by a deed of trust, mortgage, lien, or other encumbrance on the Property (other than the Deed of Trust).
     (l) The occurrence of any event which causes the Loan and transactions contemplated under the Loan Documents to be prohibited under Applicable Law, including any prohibition of loans to officers of public companies under federal or state law.
     5. LATE CHARGE: There shall be no late charge apart from the acceleration of Principal and the accrual of interest.
     6. BORROWER’S REPRESENTATIONS: Borrower hereby makes the following representations and warranties to the Lender and acknowledges that Lender is relying on such representations in making the loan:
     6.1 Borrower shall have good and marketable title to the Property free and clear of any security interests, liens or encumbrances other than the Deed of Trust in favor of Lender securing this Note, the first deed of trust in favor of the first priority lien holder and joint ownership of the property with Borrower’s spouse;

     6.2 Other than the consent of Borrower’s spouse and the holder of the first priority lien on the Property, the consent of no other person or entity is required to grant to Lender the security interest in the Property evidenced by the Deed of Trust;
     6.3 There are no actions, proceedings, claims, or disputes pending or, to the Borrower’s knowledge, threatened against or affecting Borrower or the Property.
     7. BORROWERS’ ADDITIONAL OBLIGATIONS: Borrower shall take any and all further actions that may from time to time be required to ensure that the Deed of Trust creates a valid second priority lien on the Property in favor of the Lender as security for the Note. Borrower shall not further encumber the Property or permit any lien to encumber the Property. Upon request by Lender, but not more frequently than once during any calendar year, Borrower shall furnish evidence reasonably satisfactory to the Lender that: (i) Borrower has good and marketable title to the Property; (ii) the consent of no other person or entity is required to grant a second priority security interest in the Property to the Lender; (iii) the Deed of Trust is a second priority security interest in the Property, and (iv) there are no other deeds of trust, mortgages or encumbrances against the Property. If it should be hereafter determined that there are defects against title or matters which could result in defects against title to the Property, or that the consent of another person or entity is required to grant to and perfect in the Lender a valid second-priority lien on the Property, Borrower shall promptly take all action necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property. Failure of the Deed of Trust to be a valid second lien against the Property shall be deemed a Maturity Event as aforesaid.
     8. NOTICE: This Note is subject to Section 2924(i) and 2966 of the California Civil Code which provides that the holder of this Note shall give written notice to Borrower or his successors-in-interest, of prescribed information (as set forth in said Civil Code Sections) at least ninety (90) days and not more than one hundred and fifty (150) days before any balloon payment is due.
     9. ATTORNEYS’ FEES: In the event of Borrower’s default hereunder, Borrower shall pay all costs of collection, including reasonable attorneys’ fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.
     10. WAIVER: The waiver by Lender of any breach of or default under any term, covenant or condition contained herein or in any other agreement referred to above shall not be deemed to be a waiver of any subsequent breach of or default under the same or any other such term, covenant or condition.
     11. NO USURY: Borrower hereby represents and warrants that at no time shall the proceeds of the indebtedness evidenced hereby be used “primarily for personal, family, or household purposes” as that term is defined and used in Article XV of the California Constitution (as amended from time to time). Anything in this Note to the contrary notwithstanding, it is expressly stipulated and agreed that the intent of Borrower and Lender are to comply at all times with all usury and other laws relating to this Note. If the laws of the State of California would now or hereafter render usurious, or are revised, repealed or judicially interpreted so as to render usurious, any amount called for under this Note, or contracted for, charged or received with respect to the loan evidenced by this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is Borrower’s and Lender’s express intent that all excess amounts theretofore collected by Lender be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to Borrower), and the provisions of this Note immediately be deemed reformed and the amounts therefor collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.
     12. PREPAYMENT: Borrower may prepay all or any portion of this Note at any time prior to the Maturity Date, with no premium or penalty.
     13. GENERAL PROVISIONS: This Note shall be governed by and construed in accordance with the laws of the State of California. The makers of this Note hereby waive presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consent that Lender may extend the time for payment or otherwise modify the terms of payment or any part of the whole of the debt evidenced by this Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person. Borrower hereby waives the defense of the statute of limitations in any action on this Note to the extent permitted by law. Time is of the essence of this Note, the Deed of Trust and any other document executed by Borrower in connection therewith. Liability hereunder shall be joint and several among Borrower and all other persons and entities now or hereafter liable for all or any part of the Loan.
     14. ACKNOWLEDGEMENT BY BORROWER: THIS NOTE, THE LOAN AGREEMENT, THE DEED OF TRUST, AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF HIS OWN CHOICE; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE, THE LOAN AGREEMENT, THE DEED OF TRUST, AND ALL RELATED AGREEMENTS AND DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND

BINDING EFFECT OF THIS NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY OR ENTERED INTO IN CONNECTION WITH THIS NOTE.
IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year first above written.

/s/ Jeffrey S. Williams Jeffrey S. Williams

LOAN EXTINGUISHMENT AGREEMENT
     THIS LOAN EXTINGUISHMENT AGREEMENT (the “Agreement”) is made and entered into as of December 21, 2005 by and between Jeffrey S. Williams (“Williams”) and Alexza Pharmaceuticals, Inc. (“Alexza”).
RECITALS
A.	Williams is indebted to Alexza in the aggregate principal amount of $600,000 as evidenced by a certain promissory notes (the “Notes”).

B.	Subject to the terms and conditions of the Modification Agreement dated as of April 19, 2005, the Notes are to be repaid by Williams immediately before the filing of a Registration Statement by Alexza with the Securities and Exchange Commission (the “SEC”), and Alexza has the option to extinguish the Notes and provide Williams additional funds to pay the related federal and tax withholding in return for increasing the exercise price of certain options to purchase the common stock of Alexza (the “Options”).

C.	Subject to the terms and conditions of this Agreement, Alexza extinguishes the Notes and Williams agrees that a portion of his Options will have their exercise prices increased as set forth below.

THE PARTIES AGREE AS FOLLOWS:

1. Extinguishment of Note. Subject to the terms and conditions of this Agreement, Alexza hereby unconditionally extinguishes and cancels the Notes and releases Williams from all obligations thereunder and further releases any security interest Alexza has in Williams’ residence at 1382 Via di Salerno, Pleasanton, California. Alexza shall provide $434,483 in respect of the tax obligations resulting from such extinguishment, which shall be paid to Williams net of any required withholdings no later than January 15, 2006. Williams shall be responsible for paying all taxes resulting from the extinguishment of the Notes and the payment made hereunder.

2. Modification of Option Exercise Price. Williams agrees that the exercise price of a number of his Options will be increased to a price equal to (a) the price to public in Alexza’s initial public offering (“IPO”), (b) if Alexza is sold prior to consummation of an IPO (a “Sale”), the price per share paid to the holders of Alexza’s common stock in such transaction, or (c) if neither of the foregoing has occurred prior to June 30, 2006, the fair market value of Alexza’s common stock as determined by Alexza’s board of directors on such date (the price so determined being referred to as the “New Exercise Price”). The number of Options to be so repriced shall be determined by dividing $1,034,483 by the difference between the New Exercise Price and the current Option exercise price of $0.20, For example, if the price to the public in the IPO is $1.95, the number of Options to be repriced would be $1,034,483/($1.95 - $0.20) = 591,133. Any remaining Options held by Williams would continue to have their current exercise price. If the number of Options to be repriced resulting from the application of the foregoing formula would exceed the number of Options then held by Williams, all of Williams’ Options would be repriced to the New Exercise Price and Williams would have no further obligations to Alexza hereunder. The vesting schedule and other terms of all Options would remain the same. Williams agrees to deposit with Alexza’s Secretary all option agreements evidencing the Options and he agrees that he may not exercise any such Options until the New Exercise Price has been established; provided, however, that in the event of a Sale the Company shall make arrangements to permit Williams to exercise his Options prior to or concurrently with the closing of any such transaction.
3. Arbitration. Any and all disputes arising from or related to this Agreement will be resolved by binding arbitration to be held in Santa Clara County, California pursuant to the rules and regulations of the American Arbitration Association.
4. Entire Agreement. This Agreement and the Modification Agreement together represent the entire agreement between the parties relating to the subject matter hereof and supersedes any and all prior and contemporaneous discussions, understandings, correspondence and agreements. The terms set forth in this Agreement supersede any contrary provisions contained in the Modification Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ALEXZA PHARMACEUTICALS, INC.

By	/s/ A. J. Moretti	/s/ Jeffrey S. Williams

Jeffrey S. Williams